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PROXY                                                               PROXY
                           ETHAN ALLEN INTERIORS INC.
                               ETHAN ALLEN DRIVE
                           DANBURY, CONNECTICUT 06811

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ETHAN ALLEN
                                 INTERIORS INC.

      The undersigned hereby appoints the Chairman of the Board, President and Chief Executive Officer, M. Farooq Kathwari and Directors, Horace G. McDonell and Edward H. Meyer, of Ethan Allen Interiors Inc. (the "Company") and each of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of the Company held of record by the undersigned on September 24, 1999 at the annual meeting of shareholders to be held November 17, 1999 or any adjournment thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                      ETHAN ALLEN INTERIORS INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-3
1. ELECTION OF DIRECTORS  --                                     For All
   NOMINEES: 01-M. F. Kathwari,         For       Withhold       Except
             02-H. G. McDonell          All         All          As Noted
                                        /_/         /_/            /_/
-----------------------------------
(EXCEPT NOMINEES WRITTEN ABOVE)

                                        For       Against        Abstain
2. Proposal for ratification of         /_/         /_/            /_/
   KMPG LLP as Independent Auditors
   for the 2000 fiscal year.

3. Proposal to approve an Amendment
   to the 1992 Stock Option Plan to     For       Against        Abstain
   award options to purchase 2,000      /_/         /_/            /_/
   shares of Common Stock to the
   Independent Directors each year.

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR SHARE CERTIFICATES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                 Dated                     , 1999
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          Signature

                                 Dated                     , 1999
--------------------------------      ---------------------
   Signature if Jointly Held

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                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.